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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: April 22, 2003
                        (Date of earliest event reported)

                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)

         1-1511                                          38-0533580
         ------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                        (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.             Other Events

On April 22, 2003, Federal-Mogul Corporation issued a press release announcing that it has filed a proposed Disclosure Statement with the U.S. Bankruptcy Court in Delaware. A copy of the press release is attached as Exhibit 99 to this report.

                                  EXHIBIT INDEX

                                -----------------

99. Press release dated April 22, 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 22, 2003

                                                 FEDERAL-MOGUL CORPORATION

                                                 By:    /s/ James J. Zamoyski
                                                        ------------------------
                                                 Name:  James J. Zamoyski
                                                 Title: Senior Vice President
                                                        and General Counsel

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